THE RBB FUND, INC.


   ARTICLES SUPPLEMENTARY


      THE RBB FUND, INC., a Maryland corporation having its principal office in Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State
Department of Assessments and Taxation of Maryland that:

      FIRST:  In accordance with the requirements of
Section 2-208 of the Maryland General Corporation Law, the
Board of Directors of the Corporation has classified: Two
Hundred Million (100,000,000) authorized but unclassified and unissued shares of Common Stock of the Corporation as Class BBBBB shares of Common Stock representing interests in the Robeco Boston Partners Long/Short Research Fund -
Institutional Class; pursuant to the following resolutions adopted by the Board of Directors of the Corporation via unanimous consent:

RESOLVED, that the Company is hereby authorized to classify One Hundred Million (100,000,000) of the authorized, unissued and unclassified shares of the Company (par value $.001 per share) as Class BBBBB shares of Common Stock, representing interests in the Robeco Boston Partners Long/Short Research Fund -
Institutional Class; and it is further

RESOLVED, that the officers of the Company be, and each hereby is, authorized and directed to execute, seal, deliver and file with the State of Maryland's
Department of Assessments and Taxation, Articles
Supplementary to increase the number of authorized shares of the Robeco Boston Partners Long/Short
Research Fund - Institutional Class.

      SECOND: The shares aforesaid have been duly classified by the Board of Directors of the Corporation pursuant to authority and power contained in the Charter of the Corporation.

      THIRD: (1) Immediately before the classification of additional authorized, unissued and unclassified shares of Common Stock as Class BBBBB Common Stock:

         (a)   the Corporation had the authority to
issue one hundred billion (100,000,000,000) shares of its Common Stock and the aggregate par value of all the shares of all classes was one hundred million dollars
($100,000,000); and

         (b)   the number of authorized shares of each
class was as follows:

Class A      -   one hundred million (100,000,000), par
value $.001 per share;

Class B      -   one hundred million (100,000,000), par
value $.001 per share;

Class C      -   one hundred million (100,000,000), par
value $.001 per share;

Class D      -   one hundred million (100,000,000), par
value $.001 per share;

Class E      -   five hundred million (500,000,000), par
value $.001 per share;

Class F         -   five hundred million (500,000,000),
par value $.001 per share;

Class G      -   five hundred million (500,000,000), par
value $.001 per share;

Class H      -   five hundred million (500,000,000), par
value $.001 per share;

Class I         -   one billion five hundred million
(1,500,000,000), par value $.001 per
share;

Class J         -   five hundred million (500,000,000),
par value $.001 per share;

Class K      -   five hundred million (500,000,000), par
value $.001 per share;

Class L      -   one billion five hundred million
(1,500,000,000), par value $.001 per share;

Class M      -   five hundred million (500,000,000), par
value $.001 per share;

Class N      -   five hundred million (500,000,000), par
value $.001 per share;

Class O      -   five hundred million (500,000,000), par
value $.001 per share;

Class P         -   one hundred million (100,000,000),
par value $.001 per share;

Class Q      -   one hundred million (100,000,000), par
value $.001 per share;

Class R      -   five hundred million (500,000,000), par
value $.001 per share;

Class S         -   five hundred million (500,000,000),
par value $.001 per share;

Class T      -   five hundred million (500,000,000), par
value $.001 per share;

Class U      -   five hundred million (500,000,000), par
value $.001 per share;

Class V      -   five hundred million (500,000,000), par
value $.001 per share;

Class W      -   one hundred million (100,000,000), par
value $.001 per share;

Class X      -   fifty million (50,000,000), par value
$.001 per share;

Class Y      -   fifty million (50,000,000), par value
$.001 per share;

Class Z      -   fifty million (50,000,000), par value
$.001 per share;

Class AA      -   fifty million (50,000,000), par value
$.001 per share;

Class BB      -   fifty million (50,000,000), par value
$.001 per share;

Class CC      -   fifty million (50,000,000), par value
$.001 per share;

Class DD      -   one hundred million (100,000,000), par
value $.001 per share;

Class EE      -   one hundred million (100,000,000), par
value $.001 per share;

Class FF      -   fifty million (50,000,000), par value
$.001 per share;

Class GG      -   fifty million (50,000,000), par value
$.001 per share;

Class HH      -   fifty million (50,000,000), par value
$.001 per share;

Class II      -   one hundred million (100,000,000), par
value $.001 per share;

Class JJ      -   one hundred million (100,000,000), par
value $.001 per share;

Class KK      -   one hundred million (100,000,000), par
value $.001 per share;

Class LL      -   one hundred million (100,000,000), par
value $.001 per share;

Class MM      -   one hundred million (100,000,000), par
value $.001 per share;

Class NN      -   one hundred million (100,000,000), par
value $.001 per share;

Class OO      -   one hundred million (100,000,000), par
value $.001 per share;

Class PP      -   one hundred million (100,000,000), par
value $.001 per share;

Class QQ      -   one hundred million (100,000,000), par
value $.001 per share;

Class RR      -   one hundred million (100,000,000), par
value $.001 per share;

Class SS      -   one hundred million (100,000,000), par
value $.001 per share;

Class TT      -   one hundred million (100,000,000), par
value $.001 per share;

Class UU      -   one hundred million (100,000,000), par
value $.001 per share;

Class VV      -   one hundred million (100,000,000), par
value $.001 per share;

Class WW      -   one hundred million (100,000,000), par
value $.001 per share;

Class YY      -   one hundred million (100,000,000), par
value $.001 per share;

Class ZZ      -   one hundred million (100,000,000), par
value $.001 per share;

Class AAA      -   one hundred million (100,000,000),
par value $.001 per share;

Class BBB      -   one hundred million (100,000,000),
par value $.001 per share;

Class CCC      -   one hundred million (100,000,000),
par value $.001 per share;

Class DDD      -   one hundred million (100,000,000),
par value $.001 per share;

Class EEE      -   one hundred million (100,000,000),
par value $.001 per share;

Class FFF      -   one hundred million (100,000,000),
par value $.001 per share;

Class GGG      -   one hundred million (100,000,000),
par value $.001 per share;

Class HHH      -   one hundred million (100,000,000),
par value $.001 per share;

Class III      -   one hundred million (100,000,000),
par value $.001 per share;

Class JJJ      -   one hundred million (100,000,000),
par value $.001 per share;

Class KKK      -   one hundred million (100,000,000),
par value $.001 per share;

Class LLL      -   one hundred million (100,000,000),
par value $.001 per share;

Class MMM      -   one hundred million (100,000,000),
par value $.001 per share;

Class NNN      -   one hundred million (100,000,000),
par value $.001 per share;

Class OOO      -   one hundred million (100,000,000),
par value $.001 per share;

Class PPP      -   one hundred million (100,000,000),
par value $.001 per share;

Class QQQ      -   two billion five hundred million
(2,500,000,000), par value $.001 per
share;

Class RRR      -   two billion five hundred million
(2,500,000,000), par value $.001 per
share;

Class SSS      -   one hundred million (100,000,000),
par value $.001 per share;

Class TTT      -   fifty million (50,000,000), par
value $.001 per share;

Class UUU      -   fifty million (50,000,000), par
value $.001 per share;

Class VVV      -   fifty million (50,000,000), par
value $.001 per share;

Class WWW      -   fifty million (50,000,000), par
value $.001 per share;

Class XXX      -   one hundred million (100,000,000),
par value $.001 per share;

Class YYY      -   one hundred million (100,000,000),
par value $.001 per share;

Class ZZZ      -   one hundred million (100,000,000),
par value $.001 per share;

Class AAAA      -   fifty billion (50,000,000,000), par
value $.001 per share;

Class BBBB      -   two hundred million (200,000,000),
par value $.001 per share;

Class CCCC      -   two hundred million (200,000,000),
par value $.001 per share;

Class DDDD      -   two hundred million (200,000,000),
par value $.001 per share;

Class EEEE       -   one hundred million (100,000,000),
par value $.001 per share;

Class FFFF      -   one hundred million (100,000,000),
par value $.001 per share;

Class GGGG      -   one hundred million (100,000,000),
par value $.001 per share;

Class HHHH      -   one hundred million (100,000,000),
par value $.001 per share;

Class IIII      -   one hundred million (100,000,000),
par value $.001 per share;

Class JJJJ      -   one hundred million (100,000,000),
par value $.001 per share;

Class KKKK      -   one hundred million (100,000,000),
par value $.001 per share;

Class LLLL      -   one hundred million (100,000,000),
par value $.001 per share;

Class MMMM   -   one hundred million (100,000,000), par
value $.001 per share;

Class NNNN      -   one hundred million (100,000,000),
par value $.001 per share;

Class OOOO      -   one hundred million (100,000,000),
par value $.001 per share;

Class PPPP      -   one hundred million (100,000,000),
par value $.001 per share;

Class QQQQ      -   one hundred million (100,000,000),
par value $.001 per share;

Class RRRR      -   one hundred million (100,000,000),
par value $.001 per share;

Class SSSS      -   one hundred million (100,000,000),
par value $.001 per share;

Class TTTT      -   one hundred million (100,000,000),
par value $.001 per share;

Class UUUU      -   one hundred million (100,000,000),
par value $.001 per share;

Class VVVV      -   one hundred million (100,000,000),
par value $.001 per share;

Class WWWW   -   one hundred million (100,000,000), par
value $.001 per share;

Class XXXX      -   one hundred million (100,000,000),
par value $.001 per share;

Class YYYY      -   one hundred million (100,000,000),
par value $.001 per share;

Class ZZZZ      -   one hundred million (100,000,000),
par value $.001 per share;

Class AAAAA   -   one hundred million (100,000,000), par
value $.001 per share;

Class BBBBB   -   one hundred million (100,000,000), par
value $.001 per share;

Class CCCCC   -    one hundred million (100,000,000), par
value $.001 per share;

Class DDDDD   -    one hundred million (100,000,000), par
value $.001 per share;

Class EEEEE   -   one hundred million (100,000,000), par
value $.001 per share;

Class FFFFF      -   one hundred million (100,000,000),
par value $.001 per share;

Class GGGGG   -   one hundred million (100,000,000), par
value $.001 per share;

Class HHHHH   -   one hundred million (100,000,000), par
value $.001 per share;

Class IIIII      -   one hundred million (100,000,000),
par value $.001 per share;

Class JJJJJ      -   one hundred million (100,000,000),
par value $.001 per share;

Class KKKKK   -   one hundred million (100,000,000), par
value $.001 per share;

Class Select      -   seven hundred million
(700,000,000), par value $.001 per
share;

Class Beta 2      -   one million (1,000,000), par value
$.001 per share;

Class Beta 3      -   one million (1,000,000), par value
$.001 per share;

Class Beta 4      -   one million (1,000,000), par value
$.001 per share;

Class Principal Money    seven hundred million
(700,000,000), par value $.001 per share;

Class Gamma 2   -   one million (1,000,000), par value $.001
per share;

Class Gamma 3   -   one million (1,000,000), par value $.001
per share;

Class Gamma 4   -   one million (1,000,000), par value $.001
per share;

Class Bear Stearns
Money         -   two billion five hundred million
(2,500,000,000), par value $.001 per share;


Class Bear Stearns
Municipal Money   -   one billion five hundred million
(1,500,000,000), par value $.001 per
share;

Class Bear Stearns
Government Money   -   one billion (1,000,000,000), par
value $.001 per share;

Class Delta 4      -   one million (1,000,000), par value
$.001 per share;

Class Epsilon 1   -   one million (1,000,000), par value $.001
per share;

Class Epsilon 2   -   one million (1,000,000), par value $.001
per share;

Class Epsilon 3   -   one million (1,000,000), par value $.001
per share;

Class Epsilon 4   -   one million (1,000,000), par value $.001
per share;

Class Zeta 1      -   one million (1,000,000), par value
$.001 per share;

Class Zeta 2      -   one million (1,000,000), par value
$.001 per share;

Class Zeta 3      -   one million (1,000,000), par value
$.001 per share;

Class Zeta 4      -   one million (1,000,000), par value
$.001 per share;

Class Eta 1      -   one million (1,000,000), par value
$.001 per share;

Class Eta 2      -   one million (1,000,000), par value
$.001 per share;

Class Eta 3      -   one million (1,000,000), par value
$.001 per share;

Class Eta 4      -   one million (1,000,000), par value
$.001 per share;

Class Theta 1      -   one million (1,000,000), par value
$.001 per share;

Class Theta 2      -   one million (1,000,000), par value
$.001 per share;

Class Theta 3      -   one million (1,000,000), par value
$.001 per share;

Class Theta 4      -   one million (1,000,000), par value
$.001 per share;

for a total of eighty billion, five hundred seventy-three million (80,573,000,000) shares classified into separate classes of Common Stock.

   (2) After the classification of additional authorized, unissued and unclassified shares of Common Stock as Class
BBBBB Common Stock:

      (a) the Corporation has the authority to issue one hundred billion (100,000,000,000) shares of its Common
Stock and the aggregate par value of all the shares of all classes is one hundred million dollars ($100,000,000); and

         (b)   the number of authorized shares of each
class is now as follows:

Class A      -   one hundred million (100,000,000), par
value $.001 per share;

Class B      -   one hundred million (100,000,000), par
value $.001 per share;

Class C      -   one hundred million (100,000,000), par
value $.001 per share;

Class D      -   one hundred million (100,000,000), par
value $.001 per share;

Class E      -   five hundred million (500,000,000), par
value $.001 per share;

Class F         -   five hundred million (500,000,000),
par value $.001 per share;

Class G      -   five hundred million (500,000,000), par
value $.001 per share;

Class H      -   five hundred million (500,000,000), par
value $.001 per share;

Class I         -   one billion five hundred million
(1,500,000,000), par value $.001 per share;

Class J         -   five hundred million (500,000,000),
par value $.001 per share;

Class K      -   five hundred million (500,000,000), par
value $.001 per share;

Class L      -   one billion five hundred million
(1,500,000,000), par value $.001 per share;

Class M      -   five hundred million (500,000,000), par
value $.001 per share;

Class N      -   five hundred million (500,000,000), par
value $.001 per share;

Class O      -   five hundred million (500,000,000), par
value $.001 per share;

Class P         -   one hundred million (100,000,000),
par value $.001 per share;

Class Q      -   one hundred million (100,000,000), par
value $.001 per share;

Class R      -   five hundred million (500,000,000), par
value $.001 per share;

Class S         -   five hundred million (500,000,000),
par value $.001 per share;

Class T      -   five hundred million (500,000,000), par
value $.001 per share;

Class U      -   five hundred million (500,000,000), par
value $.001 per share;

Class V      -   five hundred million (500,000,000), par
value $.001 per share;

Class W      -   one hundred million (100,000,000), par
value $.001 per share;

Class X      -   fifty million (50,000,000), par value
$.001 per share;

Class Y      -   fifty million (50,000,000), par value
$.001 per share;

Class Z      -   fifty million (50,000,000), par value
$.001 per share;

Class AA      -   fifty million (50,000,000), par value
$.001 per share;

Class BB      -   fifty million (50,000,000), par value
$.001 per share;

Class CC      -   fifty million (50,000,000), par value
$.001 per share;

Class DD      -   one hundred million (100,000,000), par
value $.001 per share;

Class EE      -   one hundred million (100,000,000), par
value $.001 per share;

Class FF      -   fifty million (50,000,000), par value
$.001 per share;

Class GG      -   fifty million (50,000,000), par value
$.001 per share;

Class HH      -   fifty million (50,000,000), par value
$.001 per share;

Class II      -   one hundred million (100,000,000), par
value $.001 per share;

Class JJ      -   one hundred million (100,000,000), par
value $.001 per share;

Class KK      -   one hundred million (100,000,000), par
value $.001 per share;

Class LL      -   one hundred million (100,000,000), par
value $.001 per share;

Class MM      -   one hundred million (100,000,000), par
value $.001 per share;

Class NN      -   one hundred million (100,000,000), par
value $.001 per share;

Class OO      -   one hundred million (100,000,000), par
value $.001 per share;

Class PP      -   one hundred million (100,000,000), par
value $.001 per share;

Class QQ      -   one hundred million (100,000,000), par
value $.001 per share;

Class RR      -   one hundred million (100,000,000), par
value $.001 per share;

Class SS      -   one hundred million (100,000,000), par
value $.001 per share;

Class TT      -   one hundred million (100,000,000), par
value $.001 per share;

Class UU      -   one hundred million (100,000,000), par
value $.001 per share;

Class VV      -   one hundred million (100,000,000), par
value $.001 per share;

Class WW      -   one hundred million (100,000,000), par
value $.001 per share;

Class YY      -   one hundred million (100,000,000), par
value $.001 per share;

Class ZZ      -   one hundred million (100,000,000), par
value $.001 per share;

Class AAA      -   one hundred million (100,000,000),
par value $.001 per share;

Class BBB      -   one hundred million (100,000,000),
par value $.001 per share;

Class CCC      -   one hundred million (100,000,000),
par value $.001 per share;

Class DDD      -   one hundred million (100,000,000),
par value $.001 per share;

Class EEE      -   one hundred million (100,000,000),
par value $.001 per share;

Class FFF      -   one hundred million (100,000,000),
par value $.001 per share;

Class GGG      -   one hundred million (100,000,000),
par value $.001 per share;

Class HHH      -   one hundred million (100,000,000),
par value $.001 per share;

Class III      -   one hundred million (100,000,000),
par value $.001 per share;

Class JJJ      -   one hundred million (100,000,000),
par value $.001 per share;

Class KKK      -   one hundred million (100,000,000),
par value $.001 per share;

Class LLL      -   one hundred million (100,000,000),
par value $.001 per share;

Class MMM      -   one hundred million (100,000,000),
par value $.001 per share;

Class NNN      -   one hundred million (100,000,000),
par value $.001 per share;

Class OOO      -   one hundred million (100,000,000),
par value $.001 per share;

Class PPP      -   one hundred million (100,000,000),
par value $.001 per share;

Class QQQ      -   two billion five hundred million
(2,500,000,000), par value $.001 per
share;

Class RRR      -   two billion five hundred million
(2,500,000,000), par value $.001 per
share;

Class SSS      -   one hundred million (100,000,000),
par value $.001 per share;

Class TTT      -   fifty million (50,000,000), par
value $.001 per share;

Class UUU      -   fifty million (50,000,000), par
value $.001 per share;

Class VVV      -   fifty million (50,000,000), par
value $.001 per share;

Class WWW      -   fifty million (50,000,000), par
value $.001 per share;

Class XXX      -   one hundred million (100,000,000),
par value $.001 per share;

Class YYY      -   one hundred million (100,000,000),
par value $.001 per share;

Class ZZZ      -   one hundred million (100,000,000),
par value $.001 per share;

Class AAAA      -   fifty billion (50,000,000,000), par
value $.001 per share;

Class BBBB      -   two hundred million (200,000,000),
par value $.001 per share;

Class CCCC      -   two hundred million (200,000,000),
par value $.001 per share;

Class DDDD      -   two hundred million (200,000,000),
par value $.001 per share;

Class EEEE       -   one hundred million (100,000,000),
par value $.001 per share;

Class FFFF      -   one hundred million (100,000,000),
par value $.001 per share;

Class GGGG      -   one hundred million (100,000,000),
par value $.001 per share;

Class HHHH      -   one hundred million (100,000,000),
par value $.001 per share;

Class IIII      -   one hundred million (100,000,000),
par value $.001 per share;

Class JJJJ      -   one hundred million (100,000,000),
par value $.001 per share;

Class KKKK      -   one hundred million (100,000,000),
par value $.001 per share;

Class LLLL      -   one hundred million (100,000,000),
par value $.001 per share;

Class MMMM   -   one hundred million (100,000,000), par
value $.001 per share;

Class NNNN      -   one hundred million (100,000,000),
par value $.001 per share;

Class OOOO      -   one hundred million (100,000,000),
par value $.001 per share;

Class PPPP      -   one hundred million (100,000,000),
par value $.001 per share;

Class QQQQ      -   one hundred million (100,000,000),
par value $.001 per share;

Class RRRR      -   one hundred million (100,000,000),
par value $.001 per share;

Class SSSS      -   one hundred million (100,000,000),
par value $.001 per share;

Class TTTT      -   one hundred million (100,000,000),
par value $.001 per share;

Class UUUU      -   one hundred million (100,000,000),
par value $.001 per share;

Class VVVV      -   one hundred million (100,000,000),
par value $.001 per share;

Class WWWW   -   one hundred million (100,000,000), par
value $.001 per share;

Class XXXX      -   one hundred million (100,000,000),
par value $.001 per share;

Class YYYY      -   one hundred million (100,000,000),
par value $.001 per share;

Class ZZZZ      -   one hundred million (100,000,000),
par value $.001 per share;

Class AAAAA   -   one hundred million (100,000,000), par
value $.001 per share;

Class BBBBB   -   one hundred million (200,000,000), par
value $.001 per share;

Class CCCCC   -    one hundred million (100,000,000), par
value $.001 per share;

Class DDDDD   -    one hundred million (100,000,000), par
value $.001 per share;

Class EEEEE   -   one hundred million (100,000,000), par
value $.001 per share;

Class FFFFF      -   one hundred million (100,000,000),
par value $.001 per share;

Class GGGGG   -   one hundred million (100,000,000), par
value $.001 per share;

Class HHHHH   -   one hundred million (100,000,000), par
value $.001 per share;

Class IIIII      -   one hundred million (100,000,000),
par value $.001 per share;

Class JJJJJ      -   one hundred million (100,000,000),
par value $.001 per share;

Class KKKKK   -   one hundred million (100,000,000), par
value $.001 per share;

Class Select      -   seven hundred million
(700,000,000), par value $.001 per
share;

Class Beta 2      -   one million (1,000,000), par value
$.001 per share;

Class Beta 3      -   one million (1,000,000), par value
$.001 per share;

Class Beta 4      -   one million (1,000,000), par value
$.001 per share;

Class Principal Money    seven hundred million
(700,000,000), par value $.001 per
share;

Class Gamma 2   -   one million (1,000,000), par value $.001
per share;

Class Gamma 3   -   one million (1,000,000), par value $.001
per share;

Class Gamma 4   -   one million (1,000,000), par value $.001
per share;

Class Bear Stearns
Money         -   two billion five hundred million
(2,500,000,000), par value $.001 per
share;

Class Bear Stearns
Municipal Money   -   one billion five hundred million
(1,500,000,000), par value $.001 per
share;

Class Bear Stearns
Government Money   -   one billion (1,000,000,000), par
value $.001 per share;

Class Delta 4      -   one million (1,000,000), par value
$.001 per share;

Class Epsilon 1   -   one million (1,000,000), par value $.001
per share;

Class Epsilon 2   -   one million (1,000,000), par value $.001
per share;

Class Epsilon 3   -   one million (1,000,000), par value $.001
per share;

Class Epsilon 4   -   one million (1,000,000), par value $.001
per share;

Class Zeta 1      -   one million (1,000,000), par value
$.001 per share;

Class Zeta 2      -   one million (1,000,000), par value
$.001 per share;

Class Zeta 3      -   one million (1,000,000), par value
$.001 per share;

Class Zeta 4      -   one million (1,000,000), par value
$.001 per share;

Class Eta 1      -   one million (1,000,000), par value
$.001 per share;

Class Eta 2      -   one million (1,000,000), par value
$.001 per share;

Class Eta 3      -   one million (1,000,000), par value
$.001 per share;

Class Eta 4      -   one million (1,000,000), par value
$.001 per share;

Class Theta 1      -   one million (1,000,000), par value
$.001 per share;

Class Theta 2      -   one million (1,000,000), par value
$.001 per share;

Class Theta 3      -   one million (1,000,000), par value
$.001 per share;

Class Theta 4      -   one million (1,000,000), par value
$.001 per share;

for a total of eighty billion, six hundred seventy-three million (80,673,000,000) shares classified into separate classes of Common Stock.

      IN WITNESS WHEREOF, The RBB Fund, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on the 29th day of July, 2013.


WITNESS:               THE RBB FUND, INC.


By /s/Jennifer Rogers               By: /s/Salvatore Faia
    Jennifer Rogers                     Salvatore Faia
    Secretary                           President


CERTIFICATE


   THE UNDERSIGNED, President of The RBB Fund, Inc., who executed on behalf of said Corporation the foregoing
Articles Supplementary to the Charter, of which this certificate is made a part, hereby acknowledges that the foregoing Articles Supplementary are the act of the said
Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.


                     _/s/Salvatore Faia____
                     Salvatore Faia
                     President

   -22-
Exhibit 77I